Exhibit 10.55

Exhibit B to Loan Agreement

SUBSIDIARY GUARANTEE

THIS SUBSIDIARY GUARANTEE, dated as of December 30, 2024 (this “Guarantee”), made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, (individually, a “Guarantor” and collectively, the “Guarantors”), in favor of the J.J. Astor & Co., a Utah corporation (together with its permitted assigns, the “Lender”), to that certain Loan Agreement, dated as of December 30, 2024, by and among HUB Cyber Security Ltd., an Israeli company (the “Company”), and the Lender (the “Loan Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make a two million two hundred thousand dollars ($2,200,000) loan to the Company (the “Loan”) and the Company has agreed to issue to the Lender secured convertible installment original issue discount promissory note in $2,750,000 Original Principal Amount, subject to the terms and conditions set forth therein (the “Note”); and

WHEREAS, each Guarantor will directly benefit from the extension of the loans to the Company represented by the issuance of the Note;

WHEREAS, as set forth in Section 2.03(c) of the Loan Agreement, this Guarantee requires the written consent to this Guarantee of Bank Mizrahi by a date which shall be not later than February 10, 2025, and the written consent to this Guarantee of Tamas Gottdiener (together with Bank Mizrahi, the “Senior Lenders”) by not later than January 20, 2025 (collectively, the “Senior Lenders Consents”); failing which timely deliveries of the Senior Lender Consents, an Event Default under the Note shall be deemed to have occurred;

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Loan Agreement and to carry out the transactions contemplated thereby; each Guarantor hereby agrees with the Lender as follows:

1. Definitions. Unless otherwise defined herein, terms defined in the Loan Agreement and the Note, when used herein, shall have the meanings given to them in the Loan Agreement and the Note. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and Section and Schedule references are to this Guarantee unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The following terms shall have the following meanings:

“Guarantee” means this Subsidiary Guarantee, as the same may be amended, supplemented or otherwise modified from time to time.

“Obligations” means, in addition to all other costs and expenses of collection incurred by Lender in enforcing any of the “Obligations” (as defined herein) and/or this Guarantee, all of the liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing to, of the Company or any Guarantor to the Lender under this Guarantee, the Note, and/or any other Transaction Documents, instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time. Without limiting the generality of the foregoing, the term “Obligations” shall include, without limitation: (i) principal of, and interest on the Note and the Loan extended pursuant thereto (including the Default Payments), (ii) any and all other fees, indemnities, costs, obligations and liabilities of the Company or any Guarantor from time to time under or in connection with this Guarantee, the Note, the other Transaction Documents and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, (iii) all covenants and agreements of the Loan Parties under the Transaction Documents, including the Warrant, and (iv) all amounts (including but not limited to post-petition interest) in respect of the foregoing that would be payable but for the fact that the obligations to pay such amounts are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company or any Guarantor.

2. Guarantee. Notwithstanding anything to the contrary, express or implied, contained in this Guarantee, this Guarantee and the Obligations of the undersigned Guarantors hereunder shall only become effective upon receipt of the Senior Lenders Consents; provided, that, (a) absent timely receipt of such Senior Lenders Consents as provided in Section 2.03(c) of the Loan Agreement the Lender may nonetheless declare an Event of Default under the Loan Agreement and exercise all of its rights and remedies as an creditor of the Company and the Guarantors as Loan Parties under the Loan Agreement; and (b) Lender acknowledges that its Lien and security interests granted under the Pledge and Security Agreement are expressly made subject and subordinated to the priority Liens of the Senior Lenders as against the assets of the Company and/or certain of the Guarantors. Subject at all times to the foregoing, the Company and the Guarantors do hereby agrees as follows:

(a) Guarantee.

(i) Each of the undersigned Guarantors does hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Lender and their respective Affiliates, successors, endorsees, transferees and assigns, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, subject to applicable law.

(ii) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Lender hereunder.

(iii) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by indefeasible payment in full.

(iv) No payment made by the Company, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are indefeasibly paid in full.

(v) Notwithstanding anything to the contrary in this Guarantee, with respect to any defaulted non-monetary Obligations the specific performance of which by the Guarantors is not reasonably possible (e.g., the issuance of the Company's Common Stock), the Guarantors shall only be liable for making the Lender whole on a monetary basis for the Company's failure to perform such Obligations in accordance with the Transaction Documents.

(b) Right of Contribution. Subject to Section 2(c), each Guarantor agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2(c). The provisions of this Section 2(b) shall in no respect limit the obligations and liabilities of any Guarantor to the Lender and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder until the indefeasible repayment in full of all amounts owed under the Loan Agreement, the Note and the other Transaction Documents.

(c) No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Company or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by the Company on account of the Obligations are indefeasibly paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

(d) Amendments, Etc. With Respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Loan Agreement and the other Transaction Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

(e) Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Company and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives to the extent permitted by law diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment and performance without regard to: (a) the validity or enforceability of the Loan Agreement or any other Transaction Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance or fraud by Lender) which may at any time be available to or be asserted by the Company or any other Person against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Company or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Company, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from the Company, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Company, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against any Guarantor. For the purposes hereof, “demand” shall include the commencement and continuance of any legal proceedings.

(f) Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

(g) Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. dollars at the address set forth or referred to in the Signature Pages to the Loan Agreement.

3. Representations and Warranties. Each Guarantor hereby jointly and severally makes the following representations and warranties to Lender as of the date hereof:

(a) Organization and Qualification. Such Guarantor is duly organized, validly existing and in good standing under the laws of the applicable jurisdiction set of its incorporation or other organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Guarantor has no subsidiaries other than those identified as such on the Company Disclosure Schedules to the Loan Agreement. The Guarantor is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate,(x) adversely affect the legality, validity or enforceability of any of this Guaranty in any material respect, (y) have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Guarantor, or (z) adversely impair in any material respect the Guarantor's ability to perform fully on a timely basis its obligations under this Guaranty (a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Guarantor has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Guaranty, and otherwise to carry out its obligations hereunder. The execution and delivery of this Guaranty by the Guarantor and the consummation by it of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Guarantor. This Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(c) No Conflicts. Except as disclosed in the Disclosure Schedules to the Loan Agreement, the execution, delivery and performance of this Guaranty by the Guarantor and the consummation by the Guarantor of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of its Certificate of Incorporation or By-laws or (ii) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Guarantor is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Guarantor is subject (including Federal and State securities laws and regulations), or by which any material property or asset of the Guarantor is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Guarantor is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

(d) Consents and Approvals. Except as disclosed in the Disclosure Schedules to the Loan Agreement, the Guarantor is not required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other person in connection with the execution, delivery and performance by the Guarantor of this Guaranty.

(e) Loan Agreement. The representations and warranties of the Company set forth in the Loan Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct as of each time such representations are deemed to be made pursuant to such Loan Agreement, and the Lender shall be entitled to rely on each of them as if they were fully set forth herein, provided that each reference in each such representation and warranty to the Company's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

(f) Foreign Law. Each Guarantor has consulted with appropriate foreign legal counsel with respect to any of the above representations for which non-U.S. law is applicable. Such foreign counsel has advised each applicable Guarantor that such counsel knows of no reason why any of the above representations would not be true and accurate. Such foreign counsel was provided with copies of this Subsidiary Guarantee and the Transaction Documents prior to rendering their advice.

4. Covenants.

(a) Each Guarantor covenants and agrees with the Lender that, from and after the date of this Guarantee until the Obligations shall have been indefeasibly paid in full, such Guarantor shall take, and/or shall refrain from taking, as the case may be, each commercially reasonable action that is necessary to be taken or not taken, as the case may be, so that no Event of Default (as defined in the Note) is caused by the failure to take such action or to refrain from taking such action by such Guarantor.

(b) So long as any of the Obligations are outstanding, unless the Lender shall otherwise consent in writing in advance, each Guarantor will not directly or indirectly on or after the date of this Guarantee:

i. other than Permitted Indebtedness (as defined in the Loan Agreement and the Note), enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom; other than Permitted Liens, enter into, create, incur, assume or suffer to exist any liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

ii. amend its certificate of incorporation, bylaws or other charter documents without the prior written consent of the Lender in the exercise of its sole discretion;

iii. repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its securities or debt obligations, except as expressly permitted in the Loan Agreement or the Note;

iv. pay cash dividends on any equity securities of such Guarantor other than dividends paid to another Guarantor or to the Company;

v. enter into any transaction with any Affiliate of the Guarantor which would be required to be disclosed in any public filing of the Company with the Commission, unless such transaction is made on an arm’s-length basis and expressly approved by the Lender and a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

vi. enter into any agreement with respect to any of the foregoing.

5. Miscellaneous.

(a) Amendments in Writing. None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except in writing by the Lender holding a majority in principal amount of the outstanding Note.

(b) Notices. All notices, requests and demands to or upon the Lender or any Guarantor hereunder shall be effected in the manner provided for in the Loan Agreement, provided that any such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor at its notice address set forth on Schedule 5(b).

(c) No Waiver By Course Of Conduct; Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 5(a)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default under the Transaction Documents or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

(d) Enforcement Expenses; Indemnification.

(i) Each Guarantor agrees to pay, or reimburse the Lender for, all its costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Guarantee and the other Transaction Documents to which such Guarantor is a party, including, without limitation, the reasonable fees and disbursements of counsel to the Lender.

(ii) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guarantee.

(iii) Each Guarantor agrees to pay, and to save the Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guarantee to the extent the Company would be required to do so pursuant to the Loan Agreement.

(iv) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Loan Agreement and the other Transaction Documents.

(e) Successor and Assigns. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lender and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guarantee without the prior written consent of the Lender.

(f) Set-Off. Each Guarantor hereby irrevocably authorizes each Investor at any time and from time to time while an Event of Default under any of the Transaction Documents shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits, credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Investor to or for the credit or the account of such Guarantor, or any part thereof in such amounts as such Investor may elect, against and on account of the obligations and liabilities of such Guarantor to the Investor hereunder and claims of every nature and description of such Investor against such Guarantor, in any currency, whether arising hereunder, under the Loan Agreement, any other Transaction Document or otherwise, as such Investor may elect, whether or not such Investor has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. A Investor shall notify such Guarantor and the Agent named in the Security Agreement promptly of any such set-off and the application made by such Investor of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have.

(g) Counterparts. This Guarantee may be executed by one or more of the parties to this Guarantee on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

(h) Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Section Headings. The Section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(j) Integration. This Guarantee and the other Transaction Documents represent the agreement of the Guarantors and the Lender with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Transaction Documents.

(k) Governing Laws. All questions concerning the construction, validity, enforcement and interpretation of this Guarantee shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. Each Guarantor agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the federal and state courts sitting in the County of Salt Lake, Utah (the “Utah Courts”). Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of this Guarantee), and hereby irrevocably waives, and agrees not to assert in any suit, Action or Proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or such Utah Courts are improper or inconvenient venue for such proceeding. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Guarantee and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each Guarantor hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby. If any party shall commence an Action or Proceeding to enforce any provisions of this Guarantee, then the prevailing party in such Action or Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

(l) Acknowledgements. Each Guarantor hereby acknowledges that:

(i) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee and the other Transaction Documents to which it is a party;

(ii) the Lender have no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guarantee or any of the other Transaction Documents, and the relationship between the Guarantors, on the one hand, and the Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(iii) no joint venture is created hereby or by the other Transaction Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Lender.

(m) Additional Guarantors. The Company shall cause each of its subsidiaries formed or acquired on or subsequent to the date hereof to become a Guarantor for all purposes of this Guarantee by executing and delivering an Assumption Agreement in the form of Annex 1 hereto. In addition, upon the occurrence and during the continuation of an Event of Default under the Loan Documents, the Foreign Subsidiaries of the Company shall become Guarantors for all purposes of this Guarantee and shall execute and deliver the Assumption Agreement in the form of Annex 1 hereto.

(n) Release of Guarantors. Each Guarantor will be released from all liability hereunder concurrently with the indefeasible repayment in full of all amounts owed under the Loan Agreement, the Note and the other Transaction Documents.

(o) Seniority. The Obligations of each of the Guarantors hereunder rank senior in priority to any other Indebtedness (as defined in the Loan Agreement) of such Guarantor.

(p) WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE INVESTORS, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

(q) Completeness. By its execution of this Guarantee, the Company represents, warrants and covenants that the undersigned entities designated as Guarantors are all of the Subsidiaries of the Company.

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(Signature Pages Follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered as of the date first above written.

GUARANTOR(S):

HUB Cyber Security, Inc.

a California corporation

By:
Name:
Title:

Mount Rainier Acquisition Corp.

a Delaware corporation

By:
Name:
Title:

HUB Cyber Security TLV Ltd.

an Israeli corporation,

By:
Name:
Title:

ALD Manpower Solutions Ltd,

an Israeli corporation,

By:
Name:
Title:

ALD Software Ltd.,

an Israeli corporation,

By:
Name:
Title:

ALD College Ltd.,

an Israeli corporation,

By:
Name:
Title:

Qpoint Technologies Ltd.,

an Israeli corporation,

By:
Name:
Title:

Qpoint Solutions Ltd.,

an Israeli corporation

By:
Name:
Title:

Aginix Engineering & Project Management, Ltd.,

an Israeli corporation

By:
Name:
Title:

Sensecom Consulting & Project Management Ltd.,

an Israeli corporation

By:
Name:
Title:

Integral Tele-management Services Ltd.,

an Israeli corporation

By:
Name:
Title:

Comsec Ltd.,

an Israeli corporation,

By:
Name:
Title:

Comsec Distribution, Ltd.,

an Israeli corporation,

By:
Name:
Title:

Comsec International Information Security, Ltd.,

an Israeli corporation,

By:
Name:
Title:

Comsec International Information Security B.V.,

a Netherlands corporation,

By:
Name:
Title:

Comsec Consulting Limited UK,

a United Kingdom corporation,

By:
Name:
Title:

Hub Cyber Security GmbH,

a German corporation,

By:
Name:
Title:

Annex 1 to

SUBSIDIARY GUARANTEE

ASSUMPTION AGREEMENT, dated as of _____________, 202___ is made by ________________________, a________________ _________________ (the “Additional Guarantor”), in favor of the Lender pursuant to the Loan Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Loan Agreement.

W I T N E S S E T H :

WHEREAS, HUB Cyber Security Ltd., an Israeli company (the “Company”), and the Lender have entered into that certain Loan Agreement, dated as of December ___, 2024 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, in connection with the Loan Agreement, certain Subsidiaries of the Company have entered into the Subsidiary Guarantee, dated as of December __, 2024 (as amended, supplemented or otherwise modified from time to time, the “Guarantee”) in favor of the Lender;

WHEREAS, the Loan Agreement requires the Additional Guarantor to become a party to the Guarantee; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee;

NOW, THEREFORE, IT IS AGREED:

1.       Guarantee. By executing and delivering this Assumption Agreement, the Additional Guarantor, as provided in Section 5(m) of the Guarantee, hereby becomes a party to the Guarantee as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Guarantee is true and correct on and as the date hereof as to such Additional Guarantor (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.       Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF UTAH.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[SIGNATURE - ADDITIONAL GUARANTOR]